UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05506

College and University Facility Loan Trust Two

(Exact name of registrant as specified in charter)

c/o U.S. Bank One Federal Street Boston, MA 02110

(Address of principal executive offices) (Zip code)

Laura S Cawley

U.S. Bank Corporate Trust Services

One Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 603-6452

Date of fiscal year end: November 30

Date of reporting period: December 1, 2011 – November 30, 2012

ITEM 1. REPORT TO STOCKHOLDERS

College and University Facility Loan Trust Two

Financial Statements As of and for the Year Ended November 30, 2012

College and University Facility Loan Trust Two

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To U.S. Bank National Association, Owner Trustee, The Bank of New York Mellon Trust Company, N.A., Bond Trustee, and the Certificateholders of College and University Facility Loan Trust Two:

We have audited the accompanying statement of assets and liabilities of College and University Facility Loan Trust Two (the “Trust”), including the schedule of investments as of November 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Trust accounts for its investments under the amortized cost method of accounting, with its loan investments adjusted by an allowance for loan loss. In our opinion, accounting principles generally accepted in the United States of America require that the investments be accounted for under the fair value method of accounting and that the financial statements include the disclosures required under Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures. Accounting for the investments under the fair value method of accounting, based on management’s estimate of fair value as described in Note 8, would result in an increase of approximately $5,973,000 in the recorded value of the investments as of November 30, 2012, and would result in a decrease in the reported net assets resulting from operations of approximately $(982,000) and $(1,127,000) for the years ended November 30, 2012 and November 30, 2011, respectively, and would also impact the financial highlights presented.

In our opinion, except for the effect on the 2012 and 2011 financial statements and financial highlights of accounting for investments under the amortized cost method of accounting, as discussed in the preceding paragraph, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of College and University Facility Loan Trust Two as of November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 22, 2013

College and University Facility Loan Trust Two

Statement of Assets and Liabilities

November 30,	2012

Assets:

Investments, at amortized cost, net of allowance for loan losses of $200,000	$24,483,170
Cash	127,485
Interest Receivable	220,752
Deferred Bond Issuance Costs	26,725

Total Assets	24,858,132

Liabilities:

Bonds Payable, net of unamortized discount	15,954,214
Bond Interest Payable	362,413
Accrued Expenses and Other Liabilities	311,398
Distributions Payable to Class B Certificateholders	1,044,744

Total Liabilities	17,672,769

Net Assets:

Class B Certificates, par value $1 - authorized, issued and outstanding - 1,763,800 certificates	1,763,800
Distributions in Excess of Net Investment Income	(200,000)
Additional Paid-In Capital	5,621,563

Net Assets	$7,185,363

Net Asset Value per Class B Certificate (based on 1,763,800 certificates outstanding)	$4.07

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statement of Operations

Year ended November 30,	2012

Investment Income:
Interest income	$3,025,709

Expenses:
Interest expense	1,660,906
Professional fees	426,265
Trustee fees	33,998
Servicer fees	24,632
Other trust and bond administration expenses	20,806

Total Expenses	2,166,607

Net Investment Income	859,102

Decrease in Provision for Loan Losses	167,000

Net Increase in Net Assets Resulting From Operations	$1,026,102

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statement of Cash Flows

Year ended November 30,	2012

Cash Flows From Operating Activities:
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations	$1,026,102
Decrease in loan principal balance	7,490,976
Amortization of purchase discount on Loans	(1,969,368)
Decrease in provision for loan losses	(167,000)
Decrease in investment agreements	1,265,478
Decrease in interest receivable	64,417
Amortization of deferred bond issuance costs	11,355
Decrease in bond interest payable	(118,615)
Amortization of original issue discount on Bonds	891,349
Increase in accrued expenses and other liabilities	106,560

Net cash provided by operating activities	8,601,254

Cash Flows From Financing Activities:
Principal repayments on Bonds	(5,930,789)
Distribution to Class B certificateholders	(2,592,980)

Net cash used in financing activities	(8,523,769)

Net Increase in Cash	77,485

Cash, beginning of year	50,000

Cash, end of year	$127,485

Supplemental Cash Flow Information:
Cash paid for interest on bonds	$876,817

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Statements of Changes in Net Assets

Year ended November 30,	2012	2011

From Operations:
Net investment income	$859,102	$699,515
Decrease in provision for loan losses	167,000	27,000

Net increase in net assets applicable to Class B certificateholders resulting from operations	1,026,102	726,515

Distributions to Class B Certificateholders From:
Tax return of capital (Note 5)	(1,483,531)	(2,154,193)

Net Decrease in Net Assets	(457,429)	(1,427,678)

Net Assets:
Beginning of year	7,642,792	9,070,470

End of year	$7,185,363	$7,642,792

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Financial Highlights

Selected Per Certificate Information:
Years ended November 30,	2012		2011 (d)		2010 (d)		2009 (d)		2008 (d)

Net asset value, beginning of year	$4.33		$5.14		$4.70		$4.88		$5.17

Income from investment operations:
Net investment income	.49		.39		.53		.34		.41
Decrease in provision for loan losses	.09		.02		.16		.09		—

Net increase from operations	.58		.41		.69		.43		.41

Distributions to Class B certificateholders from tax return of capital	(.84)		(1.22)		(.25)		(.61)		(.70)

Net asset value, end of year	$4.07		$4.33		$5.14		$4.70		$4.88

Total investment return(a)	N/A		N/A		N/A		N/A		N/A

Net assets applicable to Class B certificates, end of year	$7,185,363		$7,642,792		$9,070,470		$8,281,770		$8,599,316

Ratios and Supplemental Data:

Ratio of operating expenses to average net assets applicable to Class B certificates	29.22	%(b)	31.42	%(b)	36.25	%(b)	43.60	%(b)	45.82	%(b)

Ratio of net investment income to average net assets applicable to Class B certificates	11.59%		8.37%		10.96%		7.12%		8.03%

Number of Class B certificates outstanding, end of year	1,763,800		1,763,800		1,763,800		1,763,800		1,763,800

(a)	The Trust’s investments are recorded at amortized cost as discussed in Note 2. Accordingly, the financial statements do not reflect the fair value of such investments. For this reason, management believes that no meaningful information can be provided regarding “Total investment return” and has not included information under that heading. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any investments. As the Trust did not purchase or sell investments during the periods presented, “portfolio turnover” is 0% for all periods presented.
(b)	Excluding interest expense, the ratio of operating expenses to average net assets was 6.82%, 5.30%, 5.07%, 5.72% and 4.28% in 2012, 2011, 2010, 2009 and 2008, respectively.
(c)	The Trust is prohibited, by the terms of its Indenture, from issuing new or redeeming existing Certificates. As such, market value is not presented.
(d)	See Note 2 (k), regarding the restatement which affected the Financial Highlights amounts and ratios previously presented.

The accompanying notes are an integral part of these financial statements.

College and University Facility Loan Trust Two

Notes to Financial Statements

1. Organization and Business

College and University Facility Loan Trust Two (the Trust) was formed on March 11, 1988 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by Bank of Boston (the Owner Trustee), succeeded by State Street Bank and Trust Company, succeeded by U.S. Bank National Association (successor Owner Trustee), not in its individual capacity, but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds) to purchase certain loan portfolios. The Trust commenced operations on May 12, 1988 (the Closing Date) and issued Bonds in four tranches in the aggregate principal amount (at maturity) of $450,922,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of loans made to college and university facilities (the Loans) and certain other funds held under the indenture (the Indenture) and the investment agreements. The Loans were originated by, or previously assigned to, the United States Department of Education (ED) under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to The Bank of New York Mellon Trust Company, National Association, as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.18% and a weighted average remaining term to maturity of approximately 18.8 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment agreements (see Note 2) as specified in the Indenture. The Trust is prohibited, by the terms of its Indenture, from selling or purchasing any investments.

All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense Fund and Liquidity Fund are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within, and in accordance with the Indenture. On each bond payment date, amounts on deposit in the Revenue Fund are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date will be used to further pay down the Bonds to the extent of the maximum principal distribution amount, after which any residual amounts are paid to the certificateholders, as discussed in Note 5. See Note 8 for balances in the respective funds.

Berkadia Commercial Mortgage LLC (“Servicer” or “Berkadia”) is the administrator for the loan portfolio. Berkadia serves at the Master Servicer and Special Servicer under Master Servicing and Special Service Agreements. Berkadia handles the custodial bank accounts and performs the loan recordkeeping and monitoring.

College and University Facility Loan Trust Two

Notes to Financial Statements

2. Summary of Significant Accounting Policies

(a) College and University Facility Loans

The Loans were purchased by the Trust at amounts below the par value of the Loans “purchase discount”.

Accounting Standard Codification (“ASC”) Topic 820 Fair Value Measurement (“ASC 820”), requires that the Loans be accounted for at fair value. However, management believes that the amortized cost method of accounting, net of any allowance for loan losses, best serves the informational needs of the users of the Trust’s financial statements.

Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans were recorded at the discounted value below par and are being accounted for under the amortized cost method of accounting, net of any allowance for loan losses. Under the amortized cost method, the difference between the cost of each Loan to the Trust and the scheduled principal and interest payments is amortized, assuming no prepayments of principal, and included in the Trust’s income by applying the Loan’s effective interest rate to the amortized cost of that Loan over the duration of the Loan. Upon a Loan prepayment, the remaining discount is recognized as interest income. The remaining balance of the purchase discount on the Loans as of November 30, 2012 was approximately $4,688,000. For the years ended November 30, 2012 and November 30, 2011, the Trust recognized approximately $1,969,000 and $1,985,000 of interest income, respectively, related to the amortization of the purchase discount. As a result of prepayments of Loans during the year ended November 30, 2012 and November 30, 2011, additional interest income of approximately $565,000 and $257,000, respectively, was recognized in the Statement of Operations.

The Trust records an allowance for loan losses based on the Trust’s evaluation of collectability of the Loans within the portfolio. The Loans are classified into three separate pools based on risk and collection performance. The pools are then assigned a reserve percentage based on risk and other factors and a reserve is systematically calculated for the pools:

(1)	General - Loans are performing on a timely basis and where there is no information that leads the Trust to reclassify to a different risk pool.

(2)	Substandard - Loans are generally classified into this category resulting from either historical collection issues or administrative issues with receiving collection that have been on-going. Loans in this pool are not considered uncollectible but due to collection issues, a higher reserve percentage is applied due to the risk profile of this pool.

(3)	Doubtful - A Loan is considered doubtful when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the Loan agreement. Loans in this category are generally assigned a 100% reserve unless facts and circumstances provide evidence that some level of collectability exists. At November 30, 2012, there were no recorded investments in Loans that are considered to be doubtful.

As credit quality for an individual Loan changes, the Loan would be evaluated for reclassification to a different risk pool as described above. Risk ratings to the existing pools may be adjusted based on qualitative factors including, among others, general economic and business conditions, credit quality trends, and specific industry conditions. Berkadia, as part of their loan portfolio

College and University Facility Loan Trust Two

Notes to Financial Statements

administrative responsibilities, monitors credit quality primarily through two trigger points, receipt of financial information that upon review raises credit quality concerns and delinquent payments which then require investigation as to causes of the delinquency. Historically, write-offs have been immaterial and the current macro economic environment for the industry has been robust.

The Trust views all amounts over 30 days past due as delinquent. The Trust is currently accruing interest on all amounts past due.

There are inherent uncertainties with respect to the final outcome of Loans and as such, actual losses may differ from the amounts reflected in the financial statements and could be material.

(b) Interest Income

The Trust records interest, including amortization of discount, on the Loans as earned. The Loans generally require interest payments on a semiannual basis with rates of interest ranging from 3.00% to 4.00%. The Trust recognizes purchase discount as interest income on the effective interest method.

The Trust’s policy is to generally discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans if management believes the collection of interest and principal is doubtful. Due to the nature of the loan investments in the Trust, there are instances where payment of the loans and related interest may not be received by the Trust due to documentation issues that require time for the Trust to resolve. In those circumstances, where the past due loan is greater than 180 days but the Trust has concluded it is not a credit issue, the accrual of interest or the accretion of purchase discount may continue to be recorded as the Trust believes these amounts to be collectable. When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, interest income is generally recognized when received. Payments are generally applied to interest first, with the balance, if any, applied to principal. At November 30, 2012, no Loans have been placed on nonaccrual status. The Trust is currently accruing interest on all delinquent loans. The outstanding principal and the principal amount that is currently delinquent on such loans is $1,403,352 and $396,880, respectively. Loans that are past due more than 90 days totaled approximately $112,000 as of November 30, 2012.

(c) Other Investments

Other investments, which are included in investments in the accompanying statement of assets and liabilities, consist of two investment agreements issued by JP Morgan Chase Bank bearing fixed rates of interest of 7.05% and 7.75%. These investment agreements are carried at amortized cost. Please see Note 8 for discussion of fair value measurement of these investments.

ASC 820 requires that the investments be accounted for under the fair value method of accounting. However, management believes that the amortized cost method of accounting best serves the informational needs of the users of the Trust’s financial statements because the Trust cannot sell or dispose of the investment agreements prior to the earlier of June 1, 2018 or the date on which the Bonds are paid-in-full.

College and University Facility Loan Trust Two

Notes to Financial Statements

(d) Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no federal or state income tax provision is required.

For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

As of November 30, 2012, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust is additionally not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months.

The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Deferred Bond Issuance Costs

Deferred bond issuance costs are being amortized using the effective interest rate method over the estimated lives of the Bonds, which are based on the scheduled payments of the Loans and are included as a component of interest expense. When Loan prepayments occur, an additional portion of the deferred issuance costs is expensed in the year the prepayment occurred, so that the future effective interest rate remains unchanged.

(f) Distributable earnings and profits

Capital distributions are presented and disclosed in accordance with ASC Topic 946 Investment Company, (“ASC 946”). ASC 946 requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the capital accounts on a basis that approximates the amounts that are available for future distributions on a tax basis. Distributions of $438,787 and $1,044,744 per certificate were declared on May 20, 2012 and November 20, 2012 and paid to certificateholders of record on June 1, 2012 and December 3, 2012, respectively. The distributions of $1,483,531 and $2,154,193 for the years ended November 30, 2012 and 2011, respectively, are return of capital for tax purposes.

The trusts primary permanent differences between Generally Accepted Accounting Principles (GAAP) and tax accounting are related to:

(a)	The amortization of the loan purchase discounts for under GAAP. For the year ended November 30, 2012 and 2011, the Trust recorded $1,969,368 and $1,985,484, respectively of interest income related to the amortization. At November 30, 2012 the Trust had accumulated amortization of the purchase discounts of $214,011,310.

(b)	Non-deductible tax interest expense under the Internal Revenue Code.

As required under ASC 946, the Trust reclassifies the accumulated value of the permanent differences discussed above from distributions in excess of net investment income to paid-in-capital. The total reclassification decreased Additional Paid in Capital $835,524 as of

College and University Facility Loan Trust Two

Notes to Financial Statements

November 30, 2012. This reclassification has no impact on the net investment income or net assets of the Trust. The distributions for the years ended November 30, 2012 and 2011 are return of capital for tax purposes.

(g) Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Trust to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an on-going basis, the Trust evaluates the estimates used, including those related to the allowance for loan losses. The Trust bases its estimates on historical experience, current conditions and various other assumptions that the Trust believes to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. These estimates are used to assist the Trust in the identification and assessment of the accounting treatment necessary with respect to commitments and contingencies. Actual results may differ from these estimates under different assumptions or conditions and such differences could be material.

(h) Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand and does not include any short-term investments.

(i) Risk Factors

The Trust’s investments are subject to the following:

Market Risk

Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk

The Trust is subject to credit risk to its counterparties of any of its investments if the counterparties fail to perform pursuant to the terms of their agreements with the Trust.

The Trust’s investments are held in escrow by the Bond Trustee. The Bond Trustee has custody of the Trust’s investments. The Trust is subject to counterparty risk to the extent that the Bond Trustee may be unable to fulfill its obligations to the Trust.

Loan payments made to the Trust are received and processed by a third party servicer. The Trust is subject to counterparty risk to the extent that the servicer may be unable to fulfill its obligations to the Trust.

College and University Facility Loan Trust Two

Notes to Financial Statements

Prepayment Risk

Most of the Loans held by the Trust allow for prepayment of principal without penalty. As such, the Trust is subject to prepayment risk, which could negatively impact future earnings.

(j) Indemnification

Under the Trust’s organizational documents, its Owner Trustee and Bond Trustee may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and certificateholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust may enter into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

(k) Prior Period Corrections

Subsequent to the issuance of the November 30, 2011 financial statements, management of the Trust determined the net assets of the Trust were understated in prior years as a result of misstatements in the amortization of original issue discount. As a result, the prior year financial statements have been restated to correct for such misstatements, the effects of which are detailed below.

For the years ended November 30,	2011	2010	2009	2008

(Increase) decrease to Interest expense and resulting increase (decrease) to Net investment income, Changes in net assets applicable to Class B certificate holders resulting from operations, and Changes in net assets	$9,139	$88,639	$(87,275)	$(140,952)

Increase (decrease) in Net Assets, End of Year	$258,251	$249,112	$159,473	$246,729

The understatement of the net assets of the Trust for the matter above was $387,761 for the year ended November 30, 2007. These changes also impact the per Class B certificate holder amounts and ratios for all periods presented. These changes had no effect on the distributions to the bond holders or the Class B certificate holders for the same periods presented.

College and University Facility Loan Trust Two

Notes to Financial Statements

3. Bonds

The Bonds outstanding at November 30, 2012 consist of the following:

Interest Rate	Stated Maturity	Outstanding Principal (000’s)	Unamortized Discount (000’s)	Carrying Amount (000’s)

4.0%	June 1, 2018	$18,121	$2,167	$15,954

Interest on the Bonds is payable semiannually. On December 3, 2012, the Trust made a principal payment of $4,071,203 on the Bonds. The average amount of bond principal outstanding for the period ended November 30, 2012 was approximately $20,654,000.

Principal payments on the Bonds will be made prior to the respective stated maturities on each bond payment date in an amount equal to the lesser of either (1) amounts available in the Revenue Fund after certain required payments of interest and principal (at the stated maturity of the Bonds) and administrative expenses after required transfers to the Expense Fund and the Liquidity Fund (such that the amounts on deposit are equal to the Expense Fund Requirement and the Liquidity Fund Requirement, respectively), or (2) the Maximum Principal Distribution Amount, as defined within the Indenture. These principal payments will be applied to each class of Bonds in the order of their stated maturities, so that no payment of principal will be made on the Bonds of any class until all Bonds having an earlier stated maturity have been paid in full.

The estimated aggregate principal payments on the Bonds at November 30, 2012 after taking into consideration actual Loan prepayments and the Maximum Principal Distribution Amount, as defined in the Indenture, are as follows:

Fiscal Year	Amount (000’s)

2013	$4,488
2014	3,267
2015	2,744
2016	2,397
2017	2,165
Thereafter	3,060

Total	$18,121

Actual Bond principal payments may differ from estimated payments because borrowers may prepay or default on their obligations. The Bonds are not subject to optional redemption by either the Trust or the bondholders.

In the event the Trust realizes negative cash flows, a Liquidity Fund has been established and maintained such that, on or before such payment date, the Liquidity Fund may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust. See Note 8 for balance in the Liquidity Fund. The original issue discount is being amortized using the effective interest rate method over the estimated lives of the Bonds, which are based on the scheduled payments of the Loans. Accordingly, Loan prepayments have the effect of

College and University Facility Loan Trust Two

Notes to Financial Statements

accelerating bond payments. When Bond payments occur sooner than estimated payments, a portion of the original issue discount is expensed in the year of prepayment, so that the future effective interest rate on the Bonds remains unchanged. Amortization of original issue discount is included as a component of interest expense.

4. Administrative Agreements

(a) Servicer

As compensation for the services provided under the servicing agreement, Berkadia, receives a servicing fee. The fee is earned on each date of payment for each Loan and is equal to 0.075 of 1% of the outstanding principal balance of such Loans divided by the number of payments of principal and interest in a calendar year. For the year ended November 30, 2012, this fee totaled $21,257. Additionally, per the servicing agreement, the Servicer shall be reimbursed for certain expenditures incurred related to inspection of mortgaged property. For the year ended November 30, 2012, the Servicer was reimbursed $3,375. As of November 30, 2012, the Servicer is due $4,324.

(b) Trustees

As compensation for services provided, the Owner and Bond Trustees are entitled under the Declaration of Trust and the Indenture to receive the following fees:

The Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee is entitled to annual fees of $15,000 and $12,500, respectively. In addition the Owner Trustee is paid an annual registration fee of $1,000. The expected future minimum payments to the Owner Trustee under such agreement will be $28,500 in fiscal years 2013, 2014, 2015, 2016, 2017 and will total $171,000 thereafter. For the year ended November 30, 2012, the Owner Trustee incurred no of out-of-pocket expenses.

The Bond Trustee is entitled to an annual fee equal to 0.015 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses such as transaction costs. For the years ended November 30, 2012 and November 30 2011, total Bond Trustee fees and related expenses amounted to $5,498 and $7,725, respectively.

5. Certificates

The holders of the Class B certificates may receive semi-annual distributions declared in May and November of each year, calculated in accordance with the Indenture, from amounts collected by the Trust, on a pro rata basis. While the Bonds remain outstanding, the distributions are paid on the second business day in each June and December and, after the Bonds are paid in full, on the first business day of each month. The certificate holders of the Class B Certificates are entitled to one vote per certificate. At November 30, 2012, the distributions declared on November 20, 2012, of $1,044,744, which was paid on December 3, 2012, was recorded as distributions payable.

College and University Facility Loan Trust Two

Notes to Financial Statements

6. Allowance for Loan Losses

An analysis of the allowance for loan losses for the year ended November 30, 2012 is summarized as follows:

Balance, beginning of year	$367,000
Decrease in provision for loan losses	(167,000)
Charge-offs	—
Recoveries	—

Balance, end of year	$200,000

The reduction in the allowance for loan losses for the year ended November 30, 2012 is primarily from the reduction of delinquent loan amounts that were paid during the year.

Loan classification by credit risk profile as of November 30, 2012 is as follows:

	Amortized Cost (000’s)	Reserve Amount (000’s)	Loan, net of allowance of loan loss (000’s)

General	$17,805	$181	$17,624
Substandard	128	19	109
Doubtful	—	—	—

Total	$17,933	$200	$17,733

7. Loans

Scheduled principal and interest payments on the Loans as of November 30, 2012 are as follows:

Fiscal Year	Principal Payments (000’s)	Interest Payments (000’s)	Total (000’s)

2013	$4,339	$710	$5,049
2014	3,601	559	4,160
2015	2,953	450	3,403
2016	2,728	359	3,087
2017	2,382	275	2,657
Thereafter	6,619	472	7,091

Total	$22,622	$2,825	$25,447

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest payments on the Loans may vary significantly from the scheduled payments. Prepayments made during the year totaled $2,692,717.

College and University Facility Loan Trust Two

Notes to Financial Statements

The ability of a borrower to meet future debt service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions, which are obligations of a state, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and diversity of program offerings.

The Trust’s aging of outstanding principal amounts as of November 30, 2012 is as follows (in thousands):

Current	30-59 Days Delinquent	60-89 Days Delinquent	Greater Than 90 Days Delinquent	Total Delinquent	Total

$22,225	$285	$—	$112	$397	$22,622

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the special purpose nature and location of such collateral.

8. Fair Value of Financial Instruments

ASC Topic 825, Financial Instruments (“ASC 825”) requires that entities disclose the estimated fair value for financial instruments, where they are accounted for on a basis other than Fair Value. ASC 825 allows for the use of a wide range of valuation techniques; therefore, it may be difficult to compare the Trust’s fair value information to independent markets or to other fair value information.

ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Trust. Unobservable inputs are inputs that reflect the Trust’s assumptions about the factors market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 - Valuations based on quoted prices in active markets for identical assets or liabilities. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Valuation adjustments and block discounts are not applied to Level 1 instruments.

College and University Facility Loan Trust Two

Notes to Financial Statements

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. Therefore, the investments are categorized as Level 3 within the hierarchy. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its Loans and Bonds using a discounted cash flow methodology. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans excluding any potential prepayments as it is not possible to estimate such prepayments, and scheduled payments on the Bonds.

The fair values of the long-term fixed-maturity investments are determined by adding a market rate adjustment to the carrying value of the investments. This market rate adjustment is calculated using the net present value of the difference between future interest income to the Trust at the issue rate and the future interest income at the current market rate through the maturity of the investment. The current market rate at November 30, 2012, is based upon bonds with similar characteristics and maturity dates of the investment agreements. The methodology is consistent with the prior year.

The estimated fair value of the Trust’s financial instruments and the amortized cost presented in the accompanying statement of assets and liabilities as of November 30, 2012 is as follows:

	Amortized Cost (000’s)		Fair Value (000’s)

Loans	$17,733	*	$23,224

Investment Agreements:
Reserve Fund	6,234		6,565
Liquidity Fund	516		667

	$24,483		$30,456

Bonds Payable	$15,954		$19,647

*	Net of allowance for loan losses of $200,000.

College and University Facility Loan Trust Two

Notes to Financial Statements

9. Subsequent Events

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements. Except for the subsequent distributions disclosed in Notes 2(f), 3, and 5, the evaluation did not identify any subsequent events that necessitated disclosures and/or adjustments to these financial statements.

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COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

November 30, 2012

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Effective Yield to Maturity % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)
	COLLEGE AND UNIVERSITY LOANS (253%)
	— ALABAMA (19%) —
$680	Alabama Agricultural and Mechanical University	3.000%	05/01/2018	10.27%	$564
910	Auburn University	3.000	12/01/2018	9.16	739

					1,303
	— CALIFORNIA (24%) —
49	Azusa Pacific University	3.750	04/01/2015	10.88	44
105	California State University	3.000	11/01/2013	8.93	99
1,078	California State University	3.000	11/01/2019	8.99	865
204	Lassen Junior College District	3.000	04/01/2020	10.27	158
655	University Student Co-Operative Association	3.000	04/01/2019	10.70	512

					1,678
	— DELAWARE (<1%) —
2	Wesley College	3.375	05/01/2013	10.88	2

					2
	— DISTRICT OF COLUMBIA (51%) —
1,277	Georgetown University	3.000	11/01/2020	10.36	950
3,405	Georgetown University	4.000	11/01/2020	10.52	2,633

					3,583
	— FLORIDA (5%) —
355	University of Florida	3.000	07/01/2014	10.15	317

					317
	— GEORGIA (4%) —
14	Emmanuel College	3.000	11/01/2013	10.45	13
59	Mercer University	3.000	05/01/2014	10.58	55
260	Paine College	3.000	10/01/2016	10.45	218

					286
	— INDIANA (21%) —
2,060	Vincennes University	3.000	06/01/2023	9.02	1,488

					1,488
	— IOWA (1%) —
90	Simpson College	3.000	07/01/2016	10.58	75

					75
	— MARYLAND (7%) —
62	Hood College	3.625	11/01/2014	10.54	59
444	Morgan State University	3.000	11/01/2014	10.56	412

					471
	— MASSACHUSETTS (3%) —
33	Hampshire College	3.000	07/01/2013	10.75	31
172	Hampshire College	3.000	02/01/2014	10.70	158
8	Springfield College	3.500	05/01/2013	10.67	8

					197
	— MISSISSIPPI (11%) —
280	Millsaps College	3.000	11/01/2021	10.34	203
760	Mississippi State University	3.000	12/01/2020	9.64	574

					777
	— MISSOURI (1%) —
49	Drury College	3.000	04/01/2015	10.63	44

					44

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

November 30, 2012

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date	Effective Yield to Maturity % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)
	— NEW HAMPSHIRE (1%) —
45	New England College	3.000	04/01/2016	10.77	39

					39
	— NEW JERSEY (12%) —
550	Fairleigh Dickinson University	3.000	11/01/2017	10.39	447
110	Newark Beth Israel Hospital	3.625	01/01/2014	11.06	101
160	Rider College	3.625	11/01/2013	10.42	149
147	Rider College	3.000	05/01/2017	10.70	124

					821
	— NEW MEXICO (2%) —
211	College of Santa Fe	3.000	10/01/2018	10.43	168

					168
	— NEW YORK (4%) —
175	Daemen College	3.000	04/01/2016	10.77	151
117	Long Island University	3.625	06/01/2014	10.49	107

					258
	— NORTH CAROLINA (3%) —
125	Elizabeth City State University	3.000	10/01/2017	10.02	103
186	Saint Mary’s College	3.000	06/01/2020	10.14	141

					244
	— OHIO (3%) —
175	Wittenberg University	3.000	05/01/2015	10.76	156
78	Wittenberg University	3.000	11/01/2017	10.39	64

					220
	— OREGON (3%) —
287	George Fox College	3.000	07/01/2018	10.64	231

					231
	— PENNSYLVANIA (27%) —
330	Carnegie-Mellon University	3.000	11/01/2017	10.51	273
170	Drexel University	3.500	05/01/2014	10.53	159
40	Lycoming College	3.625	05/01/2014	10.64	37
75	Lycoming College	3.750	05/01/2015	10.62	68
1,214	Philadelphia College of Art	3.000	01/01/2022	10.62	862
55	Saint Vincent College	3.500	05/01/2013	10.86	53
81	Seton Hill College	3.625	11/01/2014	10.53	76
490	Villanova University	3.000	04/01/2019	10.70	383

					1,911
	— PUERTO RICO (8%) —
696	Inter American University of Puerto Rico	3.000	01/01/2017	10.94	582

					582
	— SOUTH CAROLINA (9%) —
816	Benedict College	3.000	11/01/2020	10.36	607

					607
	— TENNESSEE (1%) —
75	Hiwassee College	3.000	09/15/2018	10.58	60

					60

The accompanying notes are an integral part of this schedule.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

November 30, 2012

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date		Effective Yield to Maturity % (A) (Unaudited)	Amortized Cost (Notes 1 and 2)
	— TEXAS (11%) —
520	Southwest Texas State University	3.000	10/01/2015		9.51	458
130	Texas Southern University	3.500	04/01/2013		10.45	128
270	University of Saint Thomas	3.000	10/01/2019		10.41	206

						792
	— VERMONT (1%) —
13	Champlain College	3.000	12/01/2013		10.19	11
85	Saint Michael’s College	3.000	05/01/2013		10.60	82

						93
	— VIRGINIA (21%) —
98	Lynchburg College	3.750	05/01/2015		10.64	90
235	Lynchburg College	3.000	05/01/2018		10.68	192
175	Marymount University	3.000	05/01/2016		10.52	152
1,432	Norfolk State University	3.000	12/01/2021		9.77	1,050

						1,484
	— WEST VIRGINIA (1%) —
95	Bethany College	3.000	11/01/2017		10.40	77

						77
	— WISCONSIN (2%) —
150	Marian College	3.000	10/01/2016		10.45	125

						125

	TOTAL COLLEGE AND UNIVERSITY LOANS					17,933
	Allowance for Loan Losses					(200)

	Loans, net of allowance for loan losses					17,733

	INVESTMENT AGREEMENTS (96%)
516	JPMorgan Chase Bank - Liquidity Fund	7.750	06/01/2018	(C)		516

The accompanying notes are an integral part of this schedule.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO

SCHEDULE OF INVESTMENTS

November 30, 2012

(Dollar Amounts in Thousands)

Outstanding Principal Balance	Description	Stated Interest Rate %	Maturity Date		Effective Yield to Maturity % (A) (Unaudited)		Amortized Cost (Notes 1 and 2)

6,234	JPMorgan Chase Bank - Revenue Fund	7.050	06/01/2018	(C)			6,234

	TOTAL INVESTMENT AGREEMENTS						6,750

	Total Investments (350%)					(B)	$24,483

	OTHER ASSETS, LESS LIABILITIES (-250%)						(17,298)

	NET ASSETS (100%)						$7,185

(A)	Represents the rate of return earned by the Trust based on the purchase discount and the accretion to maturity as of date of purchase.
(B)	The tax basis in all investments is approximately $29,372.
(C)	Terminates at the earlier of December 1, 2018 or the date on which the Bonds are paid-in-full (Note 2).

The accompanying notes are an integral part of this schedule.

ITEM 2. CODE OF ETHICS

Not applicable to the registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to the registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $192,000

Fiscal year ended 2011 - $144,000

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $0

Fiscal year ended 2011 - $0

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2012 - $57,500

-$41,500 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.

-$12,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.

-$4,000 out of pocket expenses.

Fiscal year ended 2011 - $62,000

-$46,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.

-$12,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.

-$4,000 out of pocket expenses.

(e)

(1) Audit Committee Policies regarding Pre-approval of Services.

Not applicable to the registrant.

(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Not applicable to the registrant.

(f) Not applicable to the registrant.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable to the registrant.

ITEM 11. CONTROLS AND PROCEDURES

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

ITEM 12. EXHIBITS

The following exhibits are attached to this Form N-CSR:

(a)

(1)	Code of ethics or amendments: not applicable to the registrant.

(2)	Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is attached.

(3)	Annual Compliance Statement of the Servicer, Berkadia Commercial Mortgage LLC, is attached.

(4)	Report on Compliance with minimum Master Servicing Standards is attached.

(5)	Berkadia Commercial Mortgage LLC reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the servicer agreement.

(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	College and University Facility Loan Trust Two

By (Signature and Title)	/s/ Laura S Cawley, Vice President

Date	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Bryan Calder, Executive Vice President

Date	February 22, 2013